UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 29, 2006
CONNETICS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-27406	94-3173928

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
3160 Porter Drive, Palo Alto, California 94304

(Address of principal executive offices, including zip code)
(650) 843-2800

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On December 1, 2004, Connetics Corporation, or Connetics, entered into a Distribution Services Agreement with Cardinal Health, Inc. (the “Cardinal DSA”) pursuant to which Connetics agreed to pay Cardinal a fee in exchange for certain product distribution, inventory management, return goods processing, and administrative services. On December 22, 2005, the Cardinal DSA was amended. On September 29, 2006, the Cardinal DSA was amended for a second time.
     The Cardinal DSA is attached as Exhibit 10.53 to Connetics’ Annual Report on Form 10-K for the year ended December 31, 2004, filed with the Securities and Exchange Commission on March 16, 2005, and is incorporated into this Item 1.01 by reference. A copy of the first amendment to the Cardinal DSA is attached as Exhibit 10.2 to Connetics’ Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 23, 2005, and is incorporated into this Item 1.01 by reference. A copy of the second amendment to the Cardinal DSA is attached to this report as Exhibit 10.3 and is incorporated into this Item 1.01 by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description

10.1*	Distribution Services Agreement dated December 1, 2004 between Connetics Corporation and Cardinal Health, Inc. (incorporated by reference to Exhibit 10.53 to Connetics’ Annual Report on Form 10-K for the year ended December 31, 2004, filed with the Securities and Exchange Commission on March 16, 2005 (Commission File No. 0-27406))

10.2*	Amendment to Distribution Services Agreement dated December 22, 2005 between Connetics Corporation and Cardinal Health, Inc. (incorporated by reference to Exhibit 10.2 to Connetics’ Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 23, 2005 (Commission File No. 0-27406))

10.3**	Second Amendment to Distribution Services Agreement dated September 29, 2006 between Connetics Corporation and Cardinal Health, Inc.
*Connetics has requested and the SEC has granted confidential treatment for certain portions of this Exhibit.
**Portions of this exhibit have been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNETICS CORPORATION
By:	/s/ Katrina J. Church

Katrina J. Church Executive Vice President, Legal Affairs General Counsel and Secretary

Date: October 5, 2006

EXHIBIT INDEX

Exhibit
Number	Description

10.1*	Distribution Services Agreement dated December 1, 2004 between Connetics Corporation and Cardinal Health, Inc. (previously filed as Exhibit 10.53 to Connetics’ Annual Report on Form 10-K for the year ended December 31, 2004, filed with the Securities and Exchange Commission on March 16, 2005 (Commission File No. 0-27406))

10.2*	Amendment to Distribution Services Agreement dated December 22, 2005 between Connetics Corporation and Cardinal Health, Inc. (previously filed as Exhibit 10.2 to Connetics’ Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 23, 2005 (Commission File No. 0-27406))

10.3**	Second Amendment to Distribution Services Agreement dated September 29, 2006 between Connetics Corporation and Cardinal Health, Inc.
*Connetics has requested and the SEC has granted confidential treatment for certain portions of this Exhibit.
**Portions of this exhibit have been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.